FNCB Bancorp, Inc.

Investor Presentation

August 2018

Discussion Materials for:

Boenning & Scattergood Community Bank Forum 2018

Hershey, PA

FORWARD-LOOKING STATEMENT DISCLAIMER

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond our control. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary, corporate tax and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business; the composition and concentrations of FNCB's lending risk and the adequacy of our reserves to manage those risks; the valuation of FNCB's investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB stock and fluctuations in the value of FNCB's share price; the effectiveness of FNCB's system of internal controls; the ability of FNCB to attract additional capital investment; the impact of changes in financial services' laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report filed on Form 10-K for the year ended December 31, 2017 and other documents that FNCB periodically files with the SEC.

Full-Service Community Banking in Northeastern Pennsylvania

FNCB Financial Overview

Providing personal, small business and commercial banking services and wealth management to individuals and businesses throughout northeastern Pennsylvania and the Lehigh Valley

- **Ticker:** FNCB (NASDAQ)
- **Headquarters:** Dunmore, PA
- **Market Cap.:** $142.1 million
- **Assets:** $1.2 billion
- **Loans:** $855 million
- **Deposits:** $955 million
- **Employees:** 244


Branch Offices (16)
Limited Purpose Office (1)
Binghamton
Vestal
Walton
Montrose
Towanda
Tunkhannock
Carbondale
Scranton
Port Jervis
Nanticoke
Bloomsburg
Hazleton
Stroudsburg
Mount Bethel
New Castle
Bushkill Center
Allentown
Bethlehem
Easton
Shamokin
Schuylkill Haven
Lebanon
Reading
Harrisburg
Carlisle
Middletown
Lancaster
York
Pottstown
Norristown
Philadelphia
Camden
Wilmington
Chester
Trenton
Levittown
Quakertown
Warminster
Ewing
Somerville
Plainfield
New Brunswick
East Brunswick
Lakewood
Toms River
Long Branch
Newark
Jersey City
New York
Bronx
Hempstead
Levittown
Paterson
Hackensack
White Plains
Stamford
Norwalk
Bridgeport
Danbury
Newburgh
Middletown
Goshen
Poughkeepsie
Hyde Park
Kingston
Monticello
Liberty
Altoona
Huntingdon
Johnstown
Bedford
Chambersburg
Gettysburg
Hagerstown
Cumberland
Westminster
Lewistown
Tyrone
Sayre
Laporte
Catskill Park

Recent Financial Performance

($MMs, except per share values)	Q2 2018	Q2 2017	% Change
Assets	$1,239.3	$1,107.7	11.9%
Loans	$855.4	$759.5	12.6%
Deposits	$955.2	$932.8	2.4%
Earnings Per Share	$0.14	$0.11	27.3%
PTPP ROAA[1]	1.29%	0.93%	38.7%
Net Interest Margin	3.26%	3.21%	1.6%
Efficiency Ratio	63.94%	72.81%	-12.2%

Source: S&P Market Intelligence and company data
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details

Consistent Core Net Interest Income Growth



$9,600
$9,400
$9,200
$9,000
$8,800
$8,600
$8,400
$8,200
$8,000
$7,800
$7,600
Net Interest Income ($000s)
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
FTE Net Interest Income

Source: S&P Market Intelligence, Company Data
Note: Peer group list contained in document appendix

PTPP Net Revenue and ROAA Trending Upward



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
Pre-Tax Pre-Provision Net Revenue ($000s)
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Pre-Tax Pre-Provision ROAA (%)
2017Q2
2017Q3(1)
2017Q4(1)
2018Q1
2018Q2
Pre-Tax Pre-Provision Net Revenue
Pre-Tax Pre-Provision ROAA

Source: S&P Market Intelligence, Company Data

Note: Pre-Tax, Pre-Provision Net Revenue and Pre-Tax, Pre-Provision ROAA are Non-GAAP measures, refer to Appendix for GAAP to Non-GAAP Reconciliation details

(1) Increase and subsequent drop in PTPP Net Revenue in Q3 and Q4, respectively, attributable to timing of the accrual of certain expenses.

Efficiency Ratio Has Improved Significantly Since 2014


90.00
85.00
80.00
75.00
70.00
65.00
60.00
55.00
50.00
45.00
40.00
Efficiency Ratio (%)
2014
2015
2016
2017
2018Q2
FNCB
Peer Median

Source: S&P Market Intelligence, Company Data
Note: Peer group list contained in document appendix

Generating Income From *ENTIRE* Balance Sheet



Bond Portfolio Total Return (3 Year)
Percentile Ranking (3 Year)
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
-
Bond Portfolio Total Return (3 Year)
100
90
80
70
60
50
40
30
20
10
-
Percentile Ranking (3 Year)
History of being close to or above the 70th percentile of ALL banks in terms of total bond portfolio returns – portfolio size currently ~$300 MM
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2013
2014
2015
2016
2017
2018

Source: Total returns calculations provided to FNCB management by Performance Trust Capital Partners based on regulatory call report data. Data set reflective of all banks filing a call report in the corresponding period.

FNCB Indexed Stock Performance vs. PA Banks $900M to $2B



Indexed Stock Performance 1/1/2016 – 7/31/2018
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
57%
38%
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
FNCB
PA $900M - $2B

Near-term catalyst: possible Russell 2000 index inclusion in 2019

Source: S&P Market Intelligence

Note: Data is calculated using median indexed stock performance for banks headquartered in Pennsylvania with total assets between $900 million and $2 billion

FNCB Stock Price



Stock Price 1/1/2016 – 7/31/2018
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
$8.45
52-Week High: $10.00
52-Week Low: $6.54
Dividend Yield: 1.80%
Avg. Daily Vol. (3 Mo.): 4,406
FNCB

Source: S&P Market Intelligence

FNCB Valuation Comparison – PA Banks $900M to $2B

Institution			Key Financial Metrics									Market Data as of 08/02/2018			
Ticker	Company Name	City	Total Assets ($MMs)	TE / TA (%)	Loans / Deps. (%)	NPAs / Assets (%)	MRQ ROAA (%)	MRQ ROAE (%)	MRQ NIM (%)	Cost of Funds (%)	Effcy. Ratio (%)	Mkt. Cap. ($MMs)	90-Day Avg. Vol.	Price / TBV (%)	MRQ P/E (x)[1]
ESSA	ESSA Bancorp, Inc.	Stroudsburg	1,827.3	9.0	103.4	0.84	0.62	6.3	2.97	0.95	67.5	162.3	16,692	**113**	**15.0**
CVLY	Codorus Valley Bancorp, Inc.	York	1,779.1	9.5	101.5	0.45	1.38	14.4	3.89	0.85	59.2	279.4	11,936	**171**	**11.7**
ORRF	Orrstown Financial Services, Inc.	Shippensburg	1,644.1	8.8	80.2	0.40	0.98	11.3	3.31	0.72	72.0	220.8	16,758	**153**	**13.7**
ACNB	ACNB Corporation	Gettysburg	1,623.3	8.4	93.5	0.56	1.36	13.9	3.83	0.46	61.1	241.4	9,512	**180**	**11.0**
PWOD	Penns Woods Bancorp, Inc.	Williamsport	1,603.3	7.6	111.8	0.92	0.91	10.0	3.31	0.61	66.4	212.4	4,740	**176**	**15.3**
MPB	Mid Penn Bancorp, Inc.	Millersburg	1,415.6	8.2	83.8	0.98	0.79	7.9	3.60	0.70	73.4	277.3	12,641	**177**	**18.3**
CZFS	Citizens Financial Services, Inc.	Mansfield	1,397.6	7.9	93.0	1.76	1.34	13.7	3.69	0.56	53.8	224.8	486	**208**	**11.9**
CZNC	Citizens & Northern Corporation	Wellsboro	1,284.0	13.9	78.6	1.16	2.01	13.7	3.86	0.37	59.5	325.7	13,786	**184**	**12.8**
QNBC	QNB Corp.	Quakertown	1,172.9	8.3	79.1	0.68	0.98	10.7	3.15	0.65	64.9	161.5	1,073	**165**	**14.2**
RIVE	Riverview Financial Corporation	Harrisburg	1,151.8	7.3	92.4	0.59	0.97	10.1	3.93	0.65	71.2	119.1	4,407	**146**	**10.6**
FRAF	Franklin Financial Services Corp.	Chambersburg	1,173.6	8.8	91.1	1.28	(1.77)	(18.2)	3.65	0.31	84.0	150.4	3,382	**147**	**NM**
SOME	Somerset Trust Holding Company	Somerset	1,166.2	7.3	80.0	1.02	0.90	11.6	4.02	0.73	78.8	103.7	271	**122**	**10.0**
ASRV	AmeriServ Financial, Inc.	Johnstown	1,180.5	7.3	92.7	0.19	0.60	7.3	3.30	0.94	82.2	79.4	24,617	**93**	**11.0**
NWFL	Norwood Financial Corp.	Honesdale	1,150.6	9.1	84.5	0.36	1.22	12.2	3.54	0.48	56.4	239.5	10,381	**232**	**17.2**
DNBF	DNB Financial Corporation	Downingtown	1,133.6	8.0	94.8	1.32	0.74	7.8	3.40	0.76	66.0	145.4	11,023	**163**	**18.0**
MLVF	Malvern Bancorp, Inc.	Paoli	1,053.6	10.2	114.5	1.97	0.85	8.4	2.75	1.39	81.9	159.0	5,975	**154**	**19.9**
ENBP	ENB Financial Corp	Ephrata	1,049.9	9.4	71.5	0.11	0.82	8.7	3.50	0.49	76.1	104.2	559	**107**	**12.3**
EMYB	Embassy Bancorp, Inc.	Bethlehem	1,020.8	7.9	97.0	0.41	0.96	11.8	3.21	0.46	61.6	127.8	2,646	**158**	**13.4**
FKYS	First Keystone Corporation	Berwick	1,010.6	9.5	76.5	1.49	0.98	8.8	NA	0.81	NA	151.9	488	**162**	**15.4**
CBFV	CB Financial Services, Inc.	Carmichaels	1,231.7	8.6	87.0	0.60	0.38	3.8	3.48	0.52	73.6	174.6	19,925	**170**	**36.6**
PBIP	Prudential Bancorp, Inc.	Philadelphia	1,026.9	12.2	85.0	1.50	0.99	7.4	2.68	1.06	51.8	160.1	11,936	**135**	**18.0**
STND	Standard AVB Financial Corp.	Monroeville	982.9	11.0	102.9	0.34	1.02	7.5	3.23	0.77	61.8	141.0	1,985	**140**	**14.4**
21 Companies		**25th Percentile**	**1,093.6**	**7.9**	**80.1**	**0.43**	**0.77**	**7.6**	**3.23**	**0.49**	**58.9**	**136.6**	**1,860**	**141**	**11.8**
		Median	**1,173.6**	**8.6**	**91.1**	**0.84**	**0.95**	**10.0**	**3.49**	**0.65**	**66.2**	**162.3**	**9,512**	**162**	**13.9**
		75th Percentile	**1,509.5**	**9.4**	**95.9**	**1.30**	**1.10**	**12.0**	**3.79**	**0.83**	**73.5**	**232.2**	**13,214**	**176**	**17.8**
FNCB	**FNCB Bancorp, Inc.**	**Dunmore**	**1,239.3**	**7.0**	**89.5**	**1.20**	**0.79**	**11.2**	**3.28**	**0.55**	**64.0**	**142.1**	**4,368**	**163**	**15.1**

Source: S&P Market Intelligence; peer financial data from most recent quarter reported as of August 1, 2018

Note: Consists of banks headquartered in Pennsylvania with total assets between $900 million and $2 billion.

(1) P/E multiples greater than 40.0x listed as not meaningful.

Institutional Ownership Comparison

Ticker	Company Name	Mkt. Cap. ($MMs)	90-Day Avg. Vol.	Inst. Ownership (%)
ESSA	ESSA Bancorp, Inc.	162.3	16,692	41.1
CVLY	Codorus Valley Bancorp, Inc.	279.4	11,936	39.7
ORRF	Orrstown Financial Services, Inc.	220.8	16,758	38.1
ACNB	ACNB Corporation	241.4	9,512	20.0
PWOD	Penns Woods Bancorp, Inc.	212.4	4,740	26.1
MPB	Mid Penn Bancorp, Inc.	277.3	12,641	4.1
CZFS	Citizens Financial Services, Inc.	224.8	486	2.4
CZNC	Citizens & Northern Corporation	325.7	13,786	29.5
QNBC	QNB Corp.	161.5	1,073	0.6
RIVE	Riverview Financial Corporation	119.1	4,407	4.1
FRAF	Franklin Financial Services Corp.	150.4	3,382	12.4
SOME	Somerset Trust Holding Company	103.7	271	1.8
ASRV	AmeriServ Financial, Inc.	79.4	24,617	39.9
NWFL	Norwood Financial Corp.	239.5	10,381	16.6
DNBF	DNB Financial Corporation	145.4	11,023	34.8
MLVF	Malvern Bancorp, Inc.	159.0	5,975	26.1
ENBP	ENB Financial Corp	104.2	559	0.0
EMYB	Embassy Bancorp, Inc.	127.8	2,646	4.6
FKYS	First Keystone Corporation	151.9	488	-
CBFV	CB Financial Services, Inc.	174.6	19,925	17.3
PBIP	Prudential Bancorp, Inc.	169.1	11,936	36.3
STND	Standard AVB Financial Corp.	141.0	1,985	17.0
	Median	**162.3**	**9,512**	**17.3**
FNCB	**FNCB Bancorp, Inc.**	**142.1**	**4,368**	**4.4**

Low institutional ownership creates upside for FNCB as we actively market our story to new investors.

Source: S&P Market Intelligence; peer financial data from most recent quarter reported as of August 1, 2018
Note: Consists of banks headquartered in Pennsylvania with total assets between $900 million and $2 billion.

Diversified Loan Composition

Loan Composition

	2017 Q2		2018 Q2	
Loan Composition	Balance	% of Total		
Construction	$22,724	3.1%	$23,341	2.7%
1-4 Family	168,257	22.9%	190,192	22.2%
Owner-Occ. CRE	124,125	16.9%	131,067	15.3%
Other CRE	113,389	15.5%	109,211	12.8%
Multifamily	4,013	0.5%	18,859	2.2%
C&I	142,182	19.4%	163,347	19.1%
Consumer	115,520	15.7%	162,809	19.0%
Other	43,548	5.9%	57,194	6.7%
Total Loans	**$733,758**	**100.0%**	**$856,020**	**100.0%**
C&D / (Tier 1 +ALLL)		*21%*		*21%*
CRE Ratio		*131%*		*131%*
CRE Ratio (with Owner-Occ. CRE)		*248%*		*248%*



C&I
19%
Consumer
19%
Other
7%
Construction
3%
1-4 Family
22%
Owner-Occ. CRE
15%
Other CRE
13%
Multifamily
2%

Loan Composition & Yield Since 2014

	2014		2015		2016		2017		2018 Q2	
Loan Composition	Balance	% of Total	Balance	% of Total	Balance	% of Total	Balance	% of Total	Balance	% of Total
Construction	$18,835	2.8%	$30,844	4.2%	$18,357	2.5%	$20,981	2.7%	$23,341	2.7%
1-4 Family	152,967	22.8%	158,027	21.5%	168,092	22.9%	180,202	23.4%	190,192	22.2%
Owner-Occ. CRE	121,060	18.0%	129,708	17.7%	125,517	17.1%	128,179	16.6%	131,067	15.3%
Other CRE	107,138	16.0%	108,428	14.8%	109,060	14.8%	115,651	15.0%	109,211	12.8%
Multifamily	4,746	0.7%	6,313	0.9%	8,555	1.2%	16,807	2.2%	18,859	2.2%
C&I	132,057	19.7%	149,869	20.4%	153,751	20.9%	148,901	19.3%	163,347	19.1%
Consumer	93,228	13.9%	104,530	14.2%	107,283	14.6%	116,506	15.1%	162,809	19.0%
Other	40,838	6.1%	46,680	6.4%	44,260	6.0%	44,511	5.8%	57,194	6.7%
Total Loans	**$670,869**	**100.0%**	**$734,399**	**100.0%**	**$734,875**	**100.0%**	**$771,738**	**100.0%**	**$856,020**	**100.0%**
Yield on 1-4 Family Loans		*4.07%*		*4.01%*		*3.83%*		*3.95%*		*4.13%*
Yield on Other RE Loans		*4.50%*		*4.39%*		*4.45%*		*4.59%*		*4.91%*
Yield on C&I Loans		*3.89%*		*3.82%*		*4.14%*		*4.48%*		*4.92%*
Yield on Consumer Loans		*3.01%*		*2.50%*		*2.31%*		*2.58%*		*3.15%*
Yield on Total Loans		***4.00%***		***3.83%***		***3.86%***		***4.05%***		***4.33%***

Source: S&P Market Intelligence

(1) 2018 Q2 yields based on income for that quarter only

Accelerating Loan Growth



900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Gross Loans Held for Investment ($000s)
25.00
20.00
15.00
10.00
5.00
-
Annual Loan Growth (%)
2014
2015
2016
2017
2018Q2
FNCB Loans
FNCB Loan Growth
Peer Median Loan Growth

Source: S&P Market Intelligence, Company Data
Note: Peer group list contained in document appendix

Rising Loan Yields



5.00
4.80
4.60
4.40
4.20
4.00
3.80
3.60
3.40
3.20
3.00
Loan Yield (%)
2014
2015
2016
2017
2018Q1
FNCB
Peer Median

Source: S&P Market Intelligence, Company Data
Note: Peer group list contained in document appendix

Attractive Deposit Composition

Deposit Composition

Deposit Composition	Balance	% of Total
Transaction Accts	$99,958	10.5%
MMDA & Savings	653,598	68.4%
CDs > $100k	91,988	9.6%
CDs < $100k	109,862	11.5%
Total Deposits	**$955,406**	**100.0%**
Cost of IB-Transaction Accounts		*0.45%*
Cost of MMDA & Savings		*0.32%*
Cost of CDs >$100K		*0.94%*
Cost of All Other CDs		*1.02%*
Cost of Total IB-Deposits		*0.58%*
Cost of Funds		***0.67%***



Transaction Accts 10%
MMDA & Savings 68%
CDs < $100k 12%
CDs > $100k 10%

Deposit Composition Since 2014

Deposit Composition	2014 Balance	2014 % of Total	2015 Balance	2015 % of Total	2016 Balance	2016 % of Total	2017 Balance	2017 % of Total	2018 Q2 Balance	2018 Q2 % of Total
Transaction Accts	$75,916	9.5%	$76,351	9.3%	$122,513	12.1%	$94,003	9.4%	$99,958	10.5%
MMDA & Savings	482,836	60.7%	535,358	65.1%	705,135	69.4%	715,265	71.3%	653,598	68.4%
CDs > $100k	112,044	14.1%	76,197	9.3%	79,718	7.8%	97,342	9.7%	91,988	9.6%
CDs < $100k	125,182	15.7%	134,726	16.4%	108,412	10.7%	95,939	9.6%	109,862	11.5%
Total Deposits	**$795,978**	**100.0%**	**$822,632**	**100.0%**	**$1,015,778**	**100.0%**	**$1,002,549**	**100.0%**	**$955,406**	**100.0%**
Cost of IB-Transaction Accounts		*0.16%*		*0.29%*		*0.23%*		*0.39%*		*0.45%*
Cost of MMDA & Savings		*0.09%*		*0.12%*		*0.15%*		*0.24%*		*0.32%*
Cost of CDs >$100K		*0.77%*		*0.69%*		*0.72%*		*0.77%*		*0.94%*
Cost of All Other CDs		*1.21%*		*0.95%*		*0.83%*		*0.80%*		*1.02%*
Cost of Total IB-Deposits		*0.41%*		*0.34%*		*0.32%*		*0.39%*		*0.58%*
Cost of Funds		***0.42%***		***0.35%***		***0.34%***		***0.41%***		***0.67%***

Source: S&P Market Intelligence

Branch Detail

Street Address	City	2017 Deposits ($000)	2016 Deposits ($000)	2015 Deposits ($000)	2014 Deposits ($000)	2013 Deposits ($000)	2013-2017 Deposit Growth (%)
1 N Main St	Wilkes-Barre	95,309	113,546	149,079	50,788	46,971	102.9%
1001 Main St	Honesdale	57,300	44,890	47,209	48,267	51,299	11.7%
102 E Drinker St	Dunmore	227,201	208,816	223,504	237,910	297,702	-23.7%
1150 Rt 315 (1)	Wilkes-Barre	NA	NA	NA	NA	NA	NA
1219 Wheeler Ave	Dunmore	12,901	10,318	9,639	10,049	10,055	28.3%
1625 Wyoming Ave	Exeter	35,824	31,465	29,564	31,509	29,284	22.3%
1700 N Township Blvd	Pittston	42,360	35,271	32,443	33,055	30,730	37.8%
1743 N Keyser Ave	Scranton	11,914	10,898	9,902	9,692	8,466	40.7%
1919 Memorial Hwy	Shavertown	23,522	10,849	9,643	11,426	11,395	106.4%
194 S Market St	Nanticoke	25,442	24,126	48,167	44,699	44,322	-42.6%
269 E Grove St	Clarks Green	51,161	41,841	32,210	28,709	29,484	73.5%
27 N River St (2)	Plains	14,162	12,055	9,059	8,121	8,612	64.4%
3 Old Boston Rd (2)	Pittston	30,421	23,167	23,856	20,753	19,628	55.0%
340 W Broad St	Hazleton	30,382	26,294	31,802	24,987	22,077	37.6%
3500 Winchester Road Ste. 101 (3)	Allentown	NA	NA	NA	NA	NA	NA
419-421 Spruce St	Scranton	140,890	113,336	106,024	102,624	94,898	48.5%
734 Sans Souci Pkwy (2)	Hanover Township	12,478	17,234	13,687	13,363	11,874	5.1%
754 Wyoming Ave	Kingston	24,350	19,010	18,787	22,731	22,890	6.4%
921 Drinker Tpke	Covington Township	26,677	24,327	20,220	19,170	18,691	42.7%
934 Main St	Dickson City	70,843	59,338	42,741	42,857	45,207	56.7%

Source: S&P Market Intelligence

Note: Deposits as of June 30, 2017

(1) New facility which commenced operations in May 2018

(2) Branches ceased operations in May 2018 and were consolidated into the new facility at 1150 Rt. 315 in Wilkes-Barre

(3) Limited Purpose Office

Significant Scranton MSA Presence

Scranton, PA MSA – Deposit Market Share					
2017 Rank	2016 Rank	Institution (State Headquartered)	2017 Number of Branches	2017 Total Deposits In Market ($000)	2017 Total Market Share (%)
1	1	PNC Financial Services Group (PA)	25	$3,231,044	26.44%
2	2	M&T Bank Corp. (NY)	13	1,073,534	8.79%
3	4	Community Bank System Inc. (NY)	25	1,015,130	8.31%
4	5	Peoples Financial Services (PA)	15	1,010,093	8.27%
5	3	Wells Fargo & Co. (CA)	13	995,338	8.15%
6	6	FNCB Bancorp Inc. (PA)	16	875,837	7.17%
7	7	Fidelity D & D Bancorp Inc. (PA)	12	707,742	5.79%
8	8	Citizens Financial Group Inc. (RI)	9	568,704	4.65%
9	9	NBT Bancorp Inc. (NY)	16	492,428	4.03%
10	10	F.N.B. Corp. (PA)	11	473,388	3.87%
11	11	BB&T Corp. (NC)	7	430,214	3.52%
12	12	Penns Woods Bancorp Inc. (PA)	9	313,928	2.57%
13	13	Landmark Bancorp Inc. (PA)	5	258,117	2.11%
14	14	Citizens Savings Bank (PA)	6	233,720	1.91%
15	15	First Keystone Corp. (PA)	8	223,222	1.83%
Total for Institutions in Scranton, PA			208	$12,218,720	

Source: S&P Market Intelligence
Note: Deposit market share as of June 30, 2017

Deploying Deposit Base



95.00
90.00
85.00
80.00
75.00
70.00
65.00
60.00
Loans / Deposits (%)
2014
2015
2016
2017
2018Q1
FNCB
Peer Median

Source: S&P Market Intelligence, Company Data
Note: Peer group list contained in document appendix

Low Reliance on Time Deposits



35.00
30.00
25.00
20.00
15.00
10.00
Time Deposits / Deposits (%)
2014
2015
2016
2017
2018Q1
FNCB
Peer Median

Source: S&P Market Intelligence, Company Data
Note: Peer group list contained in document appendix

Cost of Funds Below Peer Levels


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
Cost of Funds (%)
2014
2015
2016
2017
2018Q1
FNCB
Peer Median

Source: S&P Market Intelligence, Company Data
Note: Peer group list contained in document appendix

We Adhere to a Multi-Faceted Growth Strategy

Organic

- Focus on our core competency of small / mid-size commercial and industry lending
- Continue our efforts to vigilantly manage overhead without compromising our customer experience

DeNovo

- Continue to identify new markets whose demographics align with our existing product suite
- Seek adept local management with market expertise to deliver our products and customer experience

M&A / Capital

- We intend to become more active in evaluating M&A opportunities to expand in existing markets, enter new markets, or on-board new talent
- Actively manage our capital levels and cost of capital as market conditions evolve

Further Growth Opportunities Through M&A

Pennsylvania Banks Between $100 Million and $500 Million



Bradford
Shinglehouse
Elkland
Sayre
Edinboro
Corry
Warren
Lafayette
Coudersport
Clymer
Wellsboro
Towanda
Montrose
Sheffield
Kane
Canton
Meadville
Titusville
Allegheny National Forest
Tunkhannock
Carbondale
Tionesta
Ridgway
St Marys
Laporte
Franklin
Renovo
Hermitage
Brockway
Williamsport
Nanticoke
Limestone
Du Bois
Lock Haven
New Castle
Clearfield
Bloomsburg
Union Valley
Butler
Punxsutawney
Philipsburg
Bellefonte
Stroudsburg
Kittanning
State College
Sunbury
Beaver Falls
Shamokin
New Castle
Bushkill Center
Easton
Barnesboro
Tyrone
McCandless
Indiana
Schuylkill Haven
Bethlehem
White
Altoona
Huntingdon
Weirton
Pittsburgh
New Bloomfield
Reading
Bethel Park
Hollidaysburg
Johnstown
Mount Union
Lebanon
Harrisburg
Pottstown
Windber
Carlisle
Washington
Mount Pleasant
Middletown
Connellsville
Somerset
Bedford
Shippensburg
Lancaster
York
Philadelphia
Cumberland Village
Uniontown
McConnellsburg
Chambersburg
Gettysburg
Red Lion
New Providence
Camden
Meyersdale
Quincy
Wilmington
Morgantown
Frostburg
Cumberland
Berkeley Springs
Hagerstown
Newark

Source: S&P Market Intelligence

Note: Stars represent headquarters of Pennsylvania banks with assets between $100 million and $500 million.

FNCB's Investment in Infrastructure and Relationships

How Are We Investing in Infrastructure?

Since 2017 we have…


Preparing ourselves for the future
Expanded our lending teams and established LPO
Began Branch Network Optimization Program
Acquired our corporate center
Opened a state-of-the-art branch facility

Source: S&P Market Intelligence

Gerard A. Champi

President & CEO

Mr. Gerard A. Champi ("Jerry") serves as President and Chief Executive Officer of FNCB Bancorp, Inc. (the "Company") and FNCB Bank (the "Bank"). Mr. Champi was elected to the Board of Directors of the Company and the Bank on July 1, 2016. Mr. Champi joined the Bank in 1991 and has over 30 years banking experience. Mr. Champi was Chief Operating Officer of the Bank from March 2011 to June 2016. Mr. Champi also served as Interim President and Chief Executive Officer of the Company and the Bank and as a director of the Bank from March 2010 until February 2011. Mr. Champi is a 1982 graduate of Pennsylvania State University where he received a Bachelor of Science Degree in Accounting. Mr. Champi received his MBA from Wilkes University in 1989. Mr. Champi serves as President of the Northeastern Pennsylvania Council Boy Scouts of America; Lackawanna Blind Association board member; Saint Joseph's Center board member; Past President of the Greater Pittston Chamber of Commerce Board of Directors; Past President of the Luzerne County Community College Foundation Board of Directors. Mr. Champi is a Penn State Worthington Scranton Campus Advisory Board Member and a lifetime member of Pennsylvania State University Alumni Association.

James M. Bone Jr., CPA

EVP & CFO

James M. Bone, Jr., CPA, is Executive Vice President and Chief Financial Officer ("CFO") of FNCB Bancorp, Inc. (the "Company") and of FNCB Bank. Prior to his appointment as CFO, he served as Chief Information Officer of the Bank since May 2010. Mr. Bone has been an employee of the Bank since 1986 serving in various senior management positions. Prior to joining the Company, Mr. Bone has served as an accountant with J.H. Williams & Co. of Kingston, Pennsylvania. Mr. Bone is a graduate of King's College, and a licensed certified public accountant in Pennsylvania.

Board of Directors *(1 of 5)*

Name	Position	Occupation
Dominick L. DeNaples	Chairman	Dominick L. DeNaples is an Independent Director and Chairman of the Board of FNCB Bancorp, Inc. ("Company") and FNCB Bank. Mr. DeNaples is Chairman of the Bank's Directors' Loan Committee. He has been a director of the Bank since 1987, and previously served as Vice Chairman of the Board of Directors of the Company and the Bank from December 2009 until he was elected Chairman in May 2010. Mr. DeNaples is President of Rail Realty Corporation, Vice President of DeNaples Auto Parts, Inc. and Vice President of Keystone Sanitary Landfill, Inc. Mr. DeNaples formerly served as Chairman of the Board of Lackawanna College and is currently Chairman of the Finance Committee and a member of the Board of Trustees of Lackawanna College. Mr. DeNaples is also Chairman of the Board and Finance of St. Joseph's Center and the St. Joseph's Foundation. Mr. DeNaples organized and was elected as a member of the Audit Committees of St. Joseph's Auxiliary, St. Joseph's Foundation and St. Joseph's Center. Mr. DeNaples serves on the Board of Geisinger Health Services, Hospice of the Sacred Heart, and also on the Advisory Board of Penn State University – Worthington Scranton. Mr. DeNaples formerly served as President of the Council and Chairman of Finance of the Northeastern Pennsylvania Council of Boy Scouts of America, and currently serves as a Board member. Mr. DeNaples also formerly served as Vice Chairman of the Board and Chairman of Finance of Scranton Preparatory School. Mr. DeNaples proudly served in the United States Army, Pennsylvania National Guard, and its elite Drill Team. Mr. DeNaples is a charter and Board member of Hospice of the Sacred Heart. Mr. DeNaples has been the recipient of numerous community and civic awards, including the Man of the Year Award of Lackawanna County and the Boy Scout of America's Silver Beaver Award and the Boy Scout of America's Annual Northeast Pennsylvania Distinguished Citizen Award. Mr. DeNaples' extensive business background and years of community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Louis A. DeNaples, Jr., MD	Vice Chairman	Louis A. DeNaples, Jr., MD is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since 2006. Dr. DeNaples also serves as Vice Chairman of the Board of FNCB Bancorp Inc. ("Company") and the Bank since 2013. Dr. DeNaples serves as a member of the Company's Nominating and Governance, Audit, and Risk Management Committees, and is the Chairman of the Compensation Committee. Dr. DeNaples serves on the Boards of Goodwill Industries of Northeastern Pennsylvania and Scranton Preparatory School. Dr. DeNaples practices emergency medicine at Geisinger-Community Medical Center in Scranton. Dr. DeNaples' understanding of the medical industry and considerable community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Joseph A. Coccia	Secretary	Joseph Coccia is a Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since July 1998. Mr. Coccia serves as Secretary of FNCB Bancorp, Inc. and the Bank since May 2015 and also serves as Chairman of the Company's Risk Management Committee. Mr. Coccia serves on the boards of AllOne Charities and NEPA Highmark. Mr. Coccia also served on the LMDA Board. Mr. Coccia is President of Coccia Ford, Inc. d/b/a Coccia Ford Lincoln, and President at Eastern Auto Exchange, Inc. Mr. Coccia's strong business background, knowledge of the automobile industry, and broad community involvement qualifies him to serve as a director of the Company and the Bank.

Board of Directors *(2 of 5)*

Name	Position	Occupation
William G. Bracey	Director	William G. Bracey is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since May 2014. Mr. Bracey serves as a member of the Company's Audit, Compensation, and Nominating and Governance Committees. Mr. Bracey owns and operates two ShopRite Supermarkets, one in Daleville, Pennsylvania, and one in Mount Pocono, Pennsylvania, as well as several retail businesses including an Ace Hardware Store, two NAPA Auto Parts Stores, two Hallmark Gold Crown Stores, and Plociniak Fuel Services. Mr. Bracey is an active member of several business and community organizations, including a current board member and past Chairman of the Pennsylvania Food Merchants, current board member of Johnson College, past board member and Chairman of Affiliated Foods, past board member and Co-Chairman of Associated Wholesale and past board member of Scranton Preparatory School. Mr. Bracey attended Keystone College. Mr. Bracey's 40 years of entrepreneurial and corporate management experience, a strong network of community relationships and partnerships and significant knowledge of the retail business climate in the region qualifies him to serve as a director of the Company and the Bank
Gerard A. Champi	Director	Gerard A. Champi was elected to the Board of Directors of FNCB Bancorp, Inc. ("Company") and FNCB Bank on July 1, 2016. Mr. Champi serves as President and Chief Executive Officer. Mr. Champi is a member of the Bank's Directors' Loan Committee. Mr. Champi joined FNCB Bank in 1991 and has over 30 years banking experience. Mr. Champi is a 1982 graduate of Pennsylvania State University where he received a Bachelor of Science Degree in Accounting. Mr. Champi received his MBA from Wilkes University in 1989. Mr. Champi currently serves as President of the Northeastern Pennsylvania Council Boy Scouts of America; Lackawanna Blind Association board member; Saint Joseph's Center board member; Past President of the Greater Pittston Chamber of Commerce Board of Directors; Past President of the Luzerne County Community College Foundation Board of Directors. Mr. Champi is a Penn State Worthington Scranton Campus Advisory Board Member and a lifetime member of Pennsylvania State University Alumni Association.
Joseph L. DeNaples, Esq.	Director	Joseph L. DeNaples, Esquire is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since 2017. Mr. DeNaples also serves as a member of the Compensation and Nominating & Governance Committees. Mr. DeNaples is a partner at the law firm of Cipriani & Werner, PC. and is Senior Counsel and Director of Risk Management for Mount Airy Resort & Casino. Mr. DeNaples focuses his practice in banking, commercial litigation, real estate development, gaming law, lending and bankruptcy. Mr. DeNaples also serves as Solicitor for both the Lackawanna County Sheriff's Office and the County of Lackawanna Transit System Authority. Mr. DeNaples previously clerked for the Honorable Trish Corbett at the Lackawanna County Court of Common Pleas and for the Honorable Correale Stevens at the Pennsylvania Superior Court. Mr. DeNaples is admitted to practice in Pennsylvania, as well as the U.S. District Court for the Middle District of Pennsylvania and the U.S. Bankruptcy Court for the Middle District of Pennsylvania. Mr. DeNaples is a member of the Lackawanna County Bar Association. Mr. DeNaples currently serves on the board at the Northeastern Pennsylvania Council Boy Scouts of America and Saint Francis of Assisi Kitchen. Mr. DeNaples is also a member of the Columbus Day Association of Lackawanna County. Atty. DeNaples is a graduate of Scranton Preparatory School, the University of Scranton with a Bachelor of Arts in History and Villanova University School of Law with a Juris Doctor.

Board of Directors *(3 of 5)*

Name	Position	Occupation
Louis A. DeNaples Sr.	Director	Louis A. DeNaples is a Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank. Mr. DeNaples is a member of the Bank's Directors' Loan Committee. Mr. DeNaples has been a director of the Bank since 1972 and served as Chairman of the Board of Directors of the Bank from 1988 and the Company from 1998 until he took a leave of absence from involvement with the Bank and the Company in February 2008. Mr. DeNaples resigned as a director of the Company effective May 12, 2012. Mr. DeNaples returned from the leave of absence in December 2013 to serve as a director of the Bank. On May 21, 2014 Mr. DeNaples was elected to the Board of Directors of the Company. Mr. DeNaples is President of DeNaples Auto Parts, Inc., President of Keystone Landfill, Inc., and Vice President of Rail Realty Corporation. Mr. DeNaples serves on the boards of AllOne Foundation, AllOne Charities, AllOne Health Resources, Allied Services Foundation, and Scranton Preparatory School. Mr. DeNaples serves as a citizen member on the Community Advisory Board for Geisinger Commonwealth School of Medicine. Mr. DeNaples is a past Chairman of the University of Scranton Board Of Trustees. Mr. DeNaples' extensive business background and years of community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Vithalbhai D. Dhaduk, MD	Director	Vithalbhai D. Dhaduk, MD is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since 2017. Dr. Dhaduk also serves as a member of the Compensation and Director's Loan Committees. Dr. Dhaduk is the Head of Neurology at Professional Neurological Associates in Dickson City and serves as Assistant Professor of Neurology at the Geisinger Commonwealth School of Medicine. Dr. Dhaduk is also an experienced entrepreneur in the field of pharmaceutical biotechnology, with expertise in research & development, manufacturing and marketing of biotechnology. Dr. Dhaduk currently serves on a number of boards including Chairman of Dap Dhaduk 1-8; President and Chairman, Apicore LLC; Chairman, Caritas International Trading Inc.; President and Chairman, Caritas Real Estate Group; President and Chairman, Core Hospitality LLC; Chairman, Global Pharma Analytics; President and Chairman, Somahlution; President and Chairman, Star Real Estate LLC; President and Chairman, Core Pharma, LLC; and Chairman, Geo Natural Energy. Dr. Dhaduk is a graduate of M.P. Shah Medical College where he received Bachelor of Medicine and Bachelor of Surgery degrees. Dr. Dhaduk is a member of the Pennsylvania Medical Society, Lackawanna County Medical Society, American Medical Association, MS Society, Parkinson's Support Group, National Headache Foundation, Alzheimer's Support Group and Who's Who Registry. Dr. Dhaduk also serves as a cultural ambassador for Indian culture as chairman of Saurashtra Patel Cultural Samaj.

Board of Directors *(4 of 5)*

Name	Position	Occupation
Keith William Eckel	Director	Keith W. Eckel is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since 2014. Mr. Eckel also serves on the Company's Audit, Nominating and Governance, and Risk Management Committees, as well as the Bank's Directors' Loan Committee. Mr. Eckel is the sole owner and CEO of Fred W. Eckel Sons and serves as President of Eckel Farms, Inc. Mr. Eckel is a past Chairman and member of the Board of Allied Group Inc., a subsidiary of Nationwide Mutual Insurance Company, and is a past Board Chairman of Nationwide Mutual Insurance Company, a Fortune 100 insurance provider. Mr. Eckel previously served on the Board for International Food and Agricultural Development, which advises the U.S. Agency for International Development on agricultural priorities and issues. He is the former President of the Pennsylvania Farm Bureau. Mr. Eckel was also a member of the Board of Directors and Chairman of Gartmore Global Asset Management Trust, and he is an emeritus trustee of Pennsylvania State University. Mr. Eckel attended Keystone Junior College, Dickinson College and Penn State University. Mr. Eckel is highly knowledgeable in all aspects of agribusiness. Mr. Eckel's strong business background, extensive understanding of the insurance industry, and community and charitable involvement qualifies him to serve as a director of the Company and the Bank.
Kathleen McCarthy Lambert, CPA	Director	Kathleen McCarthy Lambert, CPA is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since 2017. Mrs. Lambert also serves as a member of the Company's Audit and Risk Management Committees. Mrs. Lambert is an owner of McCarthy Tire Service Company and subsidiaries where she serves as Chief Financial Officer and Corporate Secretary. Mrs. Lambert also currently serves on a number of boards including Vice Chairman of the Board, King's College; Chairman of the Board, Wilkes-Barre General Hospital; Chairman of the Board, Northeast Sight Services; Scranton Diocesan Finance Council, Beatrice Eck Foundation, and the Greater Wilkes-Barre Chamber of Business and Industry. In addition to her board memberships, she is actively involved in fundraising activities for numerous non-profit organizations, including the United Way, American Heart Association, St. Vincent DePaul Soup Kitchen, King's College, the Catholic Youth Center, Holy Redeemer High School, John Heinz Rehab, Big Brothers/Big Sisters and Volunteers in Medicine. Mrs. Lambert is a past recipient of the Athena Award and Top 25 Business Women in NEPA award. Mrs. Lambert is a graduate of King's College with a Bachelor of Science degree in Accounting and Business Administration and is a Certified Public Accountant.

Board of Directors *(5 of 5)*

Name	Position	Occupation
Thomas J. Melone, CPA	Director	Thomas J. Melone, CPA, is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since 2011. Mr. Melone serves as a member of the Company's Compensation and Nominating and Governance Committees, and is Chairman of the Audit Committee. Mr. Melone also serves on the Bank's Directors' Loan Committee. Mr. Melone is a partner in the Albert B. Melone Company Certified Public Accountants, a leading provider of accounting, tax and consulting services throughout the Northeastern Pennsylvania region. Mr. Melone leads the firm's Tax Preparation and Advisory Services line as well as its Small Business Advisory and Consulting Services business line. Additionally, Mr. Melone has extensive experience in the financial management of public school districts operating in the Commonwealth of Pennsylvania. Mr. Melone is an active member of several professional, business and community organizations including the American Institute of Certified Public Accountants (AICPA), Pennsylvania Institute of Certified Public Accountants (PICPA) and the Allied Services Board, specifically serving as Chairman of the Allied Services Institute of Rehabilitation Medicine and the John Heinz Institute of Rehabilitation Medicine, and as Vice Chairman of the Allied Services Foundation. Mr. Melone has previously served as an Advisory Board member for Landmark Community Bank. Mr. Melone is a 1980 graduate of King's College where he earned his Bachelor of Science degree in accounting. Mr. Melone's community involvement and extensive business and accounting background qualifies him to serve as a director of the Company and the Bank.
John P. Moses, Esq.	Director	John P. Moses, Esquire is an Independent Director of FNCB Bancorp, Inc. ("Company") and FNCB Bank since 1999. Mr. Moses also serves as a member of the Company's Audit and Compensation Committees and is Chairman of the Nominating and Governance Committee. Mr. Moses has served as the Chairman of BlueCross of Northeastern Pennsylvania since 1997 and as an attorney in private practice since 1971, including as Of Counsel at the law firm of Cozen O'Connor since 2009. Mr. Moses has been a director of the Company and the Bank since 1999. During his career, he also has served as chair of the Northeast Pennsylvania Heart Association and as Chairman and President of the Board of Governors of St. Jude Children's Research Hospital ("St. Jude"), and as Chief Executive Officer for ALSAC, the fundraising arm of St. Jude. Mr. Moses also has had a distinguished career in public service, having served as a member of state commissions and as counsel to various state and local judicial, executive, legislative and administrative offices and non-profits. Mr. Moses has received numerous awards for his contributions in public service, business, the law and charitable causes, including the Ellis Island Medal of Honor. Mr. Moses serves on the boards of Villanova University School of Law and Highmark, Inc. Mr. Moses also serves as Chairman on the boards of AllOne Foundation, AllOne Charities and AllOne Health Resources. Mr. Moses previously served on the board of The Commonwealth Medical College (TCMC). Admitted to practice law in Pennsylvania and before the U.S. Supreme Court, Mr. Moses is a graduate of King's College and the Villanova University School of Law, and has received an honorary doctorate degree from Christian Brothers University. Atty. Moses' extensive corporate and legal background, his knowledge of the medical industry, and community and charitable involvement qualifies him to serve as a director of the Company and the Bank.

Q & A

Appendix

GAAP to Non-GAAP Reconciliation

- Revenue, Non-Interest Expense and Pre-Tax, Pre-Provision Net Revenue

(dollars in thousands)	2017Q2	2017Q3	2017Q4	2018Q1	2018Q2
Total Revenue					
Net Interest Income (FTE)	$ 8,210	$ 8,489	$ 8,977	$ 8,977	$ 9,353
Non-Interest Income	2,023	1,714	1,918	1,519	1,529
Less: Realized Gain/(Loss) on Securities	693	367	259	(19)	(11)
Total Operating Revenue	$ 9,540	$ 9,836	$ 10,636	$ 10,515	$ 10,893
Total Non-Interest Expense					
Non-Interest Expense	$ 6,940	$ 6,397	$ 7,804	$ 7,232	$ 6,966
Less: Non-Operating Adjustments	0	0	0	0	0
Total Operating Non-Interest Expense	$ 6,940	$ 6,397	$ 7,804	$ 7,232	$ 6,966
Pre-Tax, Pre-Provision Net Revenue	$ 2,600	$ 3,439	$ 2,832	$ 3,283	$ 3,927
Average Assets	1,114,202	1,129,888	1,162,459	1,176,054	1,221,403
PTPP ROAA	0.93%	1.22%	0.97%	1.12%	1.29%

FNCB Financial Peer Group

Bank	City	State	Assets ($000s)	P/TBV	P/E[(1)]
ESSA Bancorp, Inc.	Stroudsburg	PA	1,827,274	113	15.0
Codorus Valley Bancorp, Inc.	York	PA	1,779,132	171	11.7
Orrstown Financial Services, Inc.	Shippensburg	PA	1,644,118	153	13.7
ACNB Corporation	Gettysburg	PA	1,623,342	180	11.0
Penns Woods Bancorp, Inc.	Williamsport	PA	1,603,273	176	15.3
Mid Penn Bancorp, Inc.	Millersburg	PA	1,415,647	177	18.3
Citizens Financial Services, Inc.	Mansfield	PA	1,397,594	208	11.9
Citizens & Northern Corporation	Wellsboro	PA	1,284,007	184	12.8
QNB Corp.	Quakertown	PA	1,172,874	165	14.2
Riverview Financial Corporation	Harrisburg	PA	1,151,804	146	10.6
Franklin Financial Services Corp.	Chambersburg	PA	1,173,576	147	NM
Somerset Trust Holding Company	Somerset	PA	1,166,204	122	10.0
AmeriServ Financial, Inc.	Johnstown	PA	1,180,510	93	11.0
Norwood Financial Corp.	Honesdale	PA	1,150,593	232	17.2
DNB Financial Corporation	Downingtown	PA	1,133,609	163	18.0
Malvern Bancorp, Inc.	Paoli	PA	1,053,575	154	19.9
ENB Financial Corp	Ephrata	PA	1,049,886	107	12.3
Embassy Bancorp, Inc.	Bethlehem	PA	1,020,781	158	13.4
First Keystone Corporation	Berwick	PA	1,010,597	162	15.4
CB Financial Services, Inc.	Carmichaels	PA	1,231,660	170	36.6
Prudential Bancorp, Inc.	Philadelphia	PA	1,028,858	135	18.0
Standard AVB Financial Corp.	Monroeville	PA	982,938	140	14.4

Source: S&P Market Intelligence with data as of June 30, 2018, or most recently reported quarter. Peer group consists of banks headquartered in Pennsylvania with total assets between $900 billion and $2 billion.

(1) MRQ P/E; P/E multiples greater than 40.0x listed as not meaningful.